EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

      I, Phillip E. Becker, EVP and Chief Lending Officer, Interim Chief Executive Officer and H. Stewart Fitz Gibbon III, SVP and Chief Financial Officer, of Wayne Savings Bancshares, Inc. (the "Company"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, that:.

      (1) The Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2005 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


November 14, 2005                       /s/ Phillip E. Becker
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Date                                    Phillip E. Becker, EVP and Chief Lending
                                        Officer, Interim Chief Executive Officer


November 14, 2005                       /s/ H. Stewart Fitz Gibbon III
-------------------------               ----------------------------------------
Date                                    H. Stewart Fitz Gibbon III,
                                        SVP and Chief Financial Officer